                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                              DW CONVERTIBLE SECURITIES
                              30 day Yield as of 9/30/97
                                       Class A




                              6
    YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



    WHERE:     a = Dividends and interest earned during the period


               b = Expenses accrued for the period


               c = The average daily number of shares outstanding
                   during the period that were entitled to receive dividends

               d = The maximum offering price per share on the last
                   day of the period


                                                  6
    YIELD = 2{ [(( 171.77-29.61))/2,139.805*15.91) +1] -1}


         =      5.063486%

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                              DW CONVERTIBLE SECURITIES
                              30 day Yield as of 9/30/97
                                       Class B



                              6
    YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



    WHERE:     a = Dividends and interest earned during the period

               b = Expenses accrued for the period

               c = The average daily number of shares outstanding
                   during the period that were entitled to receive dividends

               d = The maximum offering price per share on the last
                   day of the period



                                                                  6
    YIELD = 2{ [(( 1,654,582.41-473,371.57))/20,645,739.051*15.07) +1] -1}

         =    4.599263%

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                              DW CONVERTIBLE SECURITIES
                              30 day Yield as of 9/30/97
                                       Class C



                              6
    YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



    WHERE:     a = Dividends and interest earned during the period

               b = Expenses accrued for the period

               c = The average daily number of shares outstanding
                   during the period that were entitled to receive dividends

               d = The maximum offering price per share on the last
                   day of the period



                                                      6
    YIELD = 2{ [(( 2,609.96-729.05))/32,429.763*15.06) +1] -1}


    =    4.666199%

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                              DW CONVERTIBLE SECURITIES
                              30 day Yield as of 9/30/97
                                       Class D



                              6
    YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



    WHERE:     a = Dividends and interest earned during the period

               b = Expenses accrued for the period

               c = The average daily number of shares outstanding
                   during the period that were entitled to receive dividends

               d = The maximum offering price per share on the last
                   day of the period



                                               6
    YIELD = 2{ [(( 77.83-10.66))/969.817*15.07) +1] -1}


         =    5.578859%

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                           CONVERTIBLE SECURITIES TRUST (A)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

               -                          -
              |      --------------------- |
FORMULA:      |     |                      |
              |/\ n |          ERV         |
         T  = |  \  |     -------------    | - 1
              |   \ |           P          |
              |    \|                      |
              |                            |
               -                          -

         T = AVERAGE ANNUAL TOTAL RETURN
         n = NUMBER OF YEARS
         ERV = ENDING REDEEMABLE VALUE
         P = INITIAL INVESTMENT

                                                                  (A)
  $1,000        ERV AS OF     AGGREGATE       NUMBER OF         AVERAGE ANNUAL
INVESTED - P      30-Sep-97   TOTAL RETURN    YEARS - n         TOTAL RETURN - T
------------    -----------   ------------    ----------        ----------------

   28-Jul-97      $1,008.10       0.81%             0.18               NA


(B) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

(C) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE (NON STANDARD COMPUTATIONS)



               -                          -
              |      --------------------- |
FORMULA:      |     |                      |
              |/\ n |           EV         |
         t  = |  \  |     -------------    | - 1
              |   \ |           P          |
              |    \|                      |
              |                            |
               -                          -


                       EV
         TR  =     ----------     - 1
                       P


    t = AVERAGE ANNUAL TOTAL RETURN
        (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
    EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
    P = INITIAL INVESTMENT
    TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                  (B)                           (C)
  $1,000        EV AS OF       TOTAL          NUMBER OF         AVERAGE ANNUAL
INVESTED - P      30-Sep-97    RETURN - TR    YEARS - n         TOTAL RETURN - t
------------    -----------    -----------    -----------       ----------------

   28-Jul-97     $1,064.00             6.40%         0.18               NA



(D) GROWTH OF $10,000*
(E) GROWTH OF $50,000*
(F) GROWTH OF $100,000*

FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION

              TOTAL           (D) GROWTH OF          (E) GROWTH OF                  (D) GROWTH OF
INVESTED - P  RETURN - TR     $10,000 INVESTMENT-G   $50,000 INVESTMENT - G         $100,000 INVESTMENT - G
------------  -------------   --------------------   ----------------------         ---------------------------
   28-Jul-97         6.40            $10,081                        $51,072                        $103,208

*INITIAL INVESTMENT $9,475, $48,000 & 97,000 RESPECTIVELY REFLECTS A 5.25%, 4% & 3% SALES CHARGE

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                       CONVERTIBLE SECURITIES TRUST (B)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

               -                          -
              |      --------------------- |
FORMULA:      |     |                      |
              |/\ n |          ERV         |
         T  = |  \  |     -------------    | - 1
              |   \ |           P          |
              |    \|                      |
              |                            |
               -                          -

         T = AVERAGE ANNUAL TOTAL RETURN
         n = NUMBER OF YEARS
        ERV = ENDING REDEEMABLE VALUE
         P = INITIAL INVESTMENT

                                                          (A)
   $1,000        ERV AS OF         NUMBER OF            AVERAGE ANNUAL
INVESTED - P       30-Sep-97       YEARS - n            TOTAL RETURN - T
------------     -----------       -----------          ---------------------

   30-Sep-96       $1,183.80              1.00                       18.38%

   30-Sep-92       $2,062.00              5.00                       15.57%

   30-Sep-87       $2,095.80             10.00                        7.68%

(B) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

(C) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)




               -                          -
              |      --------------------- |
FORMULA:      |     |                      |
              |/\ n |           EV         |
         t  = |  \  |     -------------    | - 1
              |   \ |           P          |
              |    \|                      |
              |                            |
               -                          -

                       EV
         TR  =     ----------     - 1
                       P


    t = AVERAGE ANNUAL TOTAL RETURN
        (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
    EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
    P = INITIAL INVESTMENT
    TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                   (B)                                     (C)
  $1,000        EV AS OF          TOTAL            NUMBER OF             AVERAGE ANNUAL
INVESTED - P      30-Sep-97       RETURN - TR      YEARS - n                     TOTAL RETURN - t
------------    -----------       -----------      ----------------      ------------------------
   30-Sep-96      $1,233.80           23.38%                  1.00                        23.38%

   30-Sep-92      $2,082.00          108.20%                  5.00                        15.80%

   30-Sep-87      $2,095.80          109.58%                 10.00                         7.68%

(D) GROWTH OF $10,000
(E) GROWTH OF $50,000
(F) GROWTH OF $100,000


FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION


$10,000          TOTAL            (D) GROWTH OF            (E) GROWTH OF              (F) GROWTH OF
INVESTED - P     RETURN - TR      $10,000 INVESTMENT - G   $50,000 INVESTMENT - G     $100,000 INVESTMENT - G
------------     -----------      -----------------------------------------------     -----------------------
   31-Oct-85          199.60            $29,960                       $149,800                       $299,600

            SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                     CONVERTIBLE SECURITIES TRUST (C)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

               -                          -
              |      --------------------- |
FORMULA:      |     |                      |
              |/\ n |          ERV         |
         T  = |  \  |     -------------    | - 1
              |   \ |           P          |
              |    \|                      |
              |                            |
               -                          -

         T = AVERAGE ANNUAL TOTAL RETURN
         n = NUMBER OF YEARS
        ERV = ENDING REDEEMABLE VALUE
         P = INITIAL INVESTMENT

                                                                  (A)
  $1,000         ERV AS OF    AGGREGATE        NUMBER OF        AVERAGE ANNUAL
INVESTED - P       30-Sep-97  TOTAL RETURN     YEARS - n        TOTAL RETURN - T
------------     -----------  ------------     -----------      ----------------

   28-Jul-97       $1,052.60        5.26%             0.18             NA



(B) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

(C) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)




               -                          -
              |      --------------------- |
FORMULA:      |     |                      |
              |/\ n |          EV          |
         t  = |  \  |     -------------    | - 1
              |   \ |          P           |
              |    \|                      |
              |                            |
               -                          -

                       EV
         TR  =     ----------     - 1
                       P


    t = AVERAGE ANNUAL TOTAL RETURN
     (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
    EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
    P = INITIAL INVESTMENT
    TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                  (B)                                                   (C)
  $1,000        EV AS OF         TOTAL                    NUMBER OF                     AVERAGE ANNUAL
INVESTED - P      30-Sep-97      RETURN - TR              YEARS - n                     TOTAL RETURN - t
------------    -----------      -----------              -----------------             ----------------------
   28-Jul-97      $1,062.60           6.26%                            0.18                NA

(D) GROWTH OF $10,000
(E) GROWTH OF $50,000
(F) GROWTH OF $100,000

FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION


                TOTAL            (D) GROWTH OF            (E) GROWTH OF                 (D) GROWTH OF
INVESTED - P    RETURN - TR      $10,000 INVESTMENT-G     $50,000 INVESTMENT - G        $100,000 INVESTMENT - G
------------    -------------    --------------------     ----------------------        --------------------------
   28-Jul-97           6.26           $10,626                          $53,130                     $106,260

            SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                     CONVERTIBLE SECURITIES TRUST (D)



(A) TOTAL RETURN (NO LOAD FUND)



(B) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

               -                          -
              |      --------------------- |
FORMULA:      |     |                      |
              |/\ n |           EV         |
         t  = |  \  |     -------------    | - 1
              |   \ |           P          |
              |    \|                      |
              |                            |
               -                          -

                       EV
         TR  =     ----------     - 1
                       P


    t = AVERAGE ANNUAL COMPOUND RETURN
    n = NUMBER OF YEARS
    EV = ENDING VALUE
    P = INITIAL INVESTMENT
    TR = TOTAL RETURN


                                  (A)                                                            (B)
  $1,000        EV AS OF         TOTAL                    NUMBER OF                     AVERAGE ANNUAL
INVESTED - P      30-Sep-97      RETURN - TR              YEARS - n                     COMPOUND RETURN - t
------------    -----------      -----------              -----------------             ----------------------

   28-Jul-97      $1,064.20           6.42%                            0.18                       NA

(C) GROWTH OF $10,000
(D) GROWTH OF $50,000
(E) GROWTH OF $100,000


FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION


$10,000         TOTAL            (C) GROWTH OF            (D) GROWTH OF                 (E) GROWTH OF
INVESTED - P    RETURN - TR      $10,000 INVESTMENT- G    $50,000 INVESTMENT- G         $100,000 INVESTMENT- G
------------    -----------      ----------------------------------------------         --------------------------
   28-Jul-97           6.42           $10,642                           $53,210                       $106,420